Exhibit 99.1

January 11, 2011 OTCBB: OMBP Omni Bio Pharmaceutical, Inc Biotech Showcase San Francisco, CA

Forward-Looking Statements Except for the historical information contained herein, the matters discussed in this presentation are forward-looking statements. The forward-looking statements in this presentation are based on information available to us as of the date any such statements are made and we assume no obligation to update these forward- looking statements. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those described in the statements. These risks and uncertainties include the risks described from time to time in our reports filed with the Securities and Exchange Commission, including our most recent annual report on Form 10-K and subsequent quarterly reports on Form 10-Q all of which are available at www.sec.gov. We refer you to the "Forward-Looking Statements" and "Risk Factors" sections of these filings. 2

Investor Highlights 3 IP Distribution Acceptance Innovation Broad intellectual property position in major markets - Diabetes, influenza, transplant rejection, biohazards FDA approved pharmaceutical applied to new and large markets Outsourced business model requiring low overhead Capital requirements primarily focused on sponsored research and protection of intellectual property Three (3) U.S. patents issued, nineteen (19) patents pending, Acting CEO considered a "founding father" of cytokine biology Recipient of many major global medical awards in his field Team

Mission 4 Applying approved and safe products for the treatment of immunological conditions such as Type 1 and 2 diabetes, acute or chronic transplant rejection and drug resistant bacterial and viral infection Bacterial disorders Viral disorders Graft vs. host disease and transplant rejection Type 1 and Type 2 Diabetes

The Opportunity 5 When How What To develop, patent, and commercialize previously approved (FDA) drugs in new patented indications with large market opportunities. An existing FDA approval for an existing drug means there are limited safety issues and a significantly reduced time to market for new indications. FDA approval to focus on efficacy, and 505 (B)(2) approval process allowing such compounds to potentially have a reduced regulatory time frame compared to a new drug with no safety record.

The Opportunity: Alpha-1-Antitrypsin (AAT) 6 Core Technology Advantages Anti-migratory Anti-complement Prevents maturation of antigen presentation Induces T-regulatory cells Inhibits responses to inflammatory cytokine Increases production of anti-inflammatory molecules Inhibits destructive enzymes such as proteinase-3 Protective of tissue injury, patients have significantly less pneumonia episodes while receiving AAT based on 13 years follow-up A naturally occurring anti-inflammatory protein without the side effects of cortisone FDA approved One of best safety records of any biological Prescribed for emphysema and chronic obstructive pulmonary disorder in AAT deficient patients - $400M market Administered once a week by infusion

2M in US including adults 15-18,000 Type 1 juvenile diabetics diagnosed in US each year (40- 50/day) No alternative to insulin therapy 50,000 pre-Type 1 diabetics may benefit 24M in US Treatment of patients failing current therapy and/or high risk of cardiovascular complications is approximately 2.4M Up to 10% of US annually Large perennial problem for patients failing current therapy who are at a high risk for serious complications (pulmonary distress) and hospitalization Unmet medical need to reduce complications of chronic immuno- suppression drugs $5B in US government funding provided by Project Bioshield (2004) Target Populations Type 1 Diabetes Type 2 Diabetes Biohazards Transplant Rejection Influenza These markets potentially dwarf AAT's existing applications 7

IP Portfolio 8 Licensee of three patent portfolios from the University of Colorado-Denver comprising 3 issued and 19 filed patents Two issued patents and additional patent applications for the treatment of viral diseases including Influenza and HIV-1 Patent applications for the treatment of graft vs. host disease, transplant rejection, islet transplantation and Type 1 and Type 2 diabetes One issued patent and additional patent applications for the treatment of bacterial diseases, including tuberculosis and anthrax (biohazard)

Composition of matter and methods of use for AAT-based treatment of: Sub-license components of the IP portfolio to one or more producers of AAT, many of whom are major pharmaceutical companies An affiliate of the University of Colorado owns approximately 5% of Omni's common stock 9 Type 1 and Type 2 diabetes Transplant rejection, organ transplantation and treatment of graft vs. host disease Viral and bacterial disease (three patents issued) Sponsored Research & License Agreements

10 Research & Development Pipeline Diabetes Flu Tuberculosis Transplant Rejection Anthrax AAT Laboratory In-VitroProof-of-Concept Studies Proof-of-ConceptAnimal Studies FDA Approved Human Clinical Trial (IND)

FDA Approved Human Clinical Trial Initial patients have been infused in Phase 1/2 human clinical trial of AAT in recently diagnosed Type 1 diabetics Preventing the destruction of insulin-producing islet (beta) cells Barbara Davis Center for Childhood Diabetes at the University of Colorado Hospital, Denver Eight weekly infusions of AAT Recognized endpoints (same as for immunosuppressive depleting antibodies) Two-year trial period with data reviewed at least quarterly We intend to expand the trial to a total of 50 patients in 2011 (subject to financing) 11

The AAT Impact on Human Islets

Human Islets: Effect of cytokine induced toxicity and protection by AAT

Presence of IL-1b/IFNg + Vehicle



Disintegrating, dying islets, as takes place in vivo by immune attack

Presence of IL-1b/IFNg + AAT



Intact, living islets protected by AAT during an immune attack

OmniBio

12

Influenza 13 In the U.S. each year: - 10-20% of population infected (30-60 million people) Children and the elderly are at risk groups 114,000 hospitalizations - 36,000 deaths - Economic burden= $3-15 billion

100% 80% 60% 40% 20% AAT Inhibits Flu Production in Infected Cells 14

Flu alone Flu + AAT 15 AAT: Protects Cells from Flu Infection

16 AAT Impact on Influenza Both a treatment and prophylactic product Potentially broad spectrum treatment for influenza including "bird Flu," "swine Flu (H1N1)," and "weaponized" Flu Impervious to mutation-induced resistance Compatible with existing Flu treatments and immunization Inhaled delivery places AAT in the lungs where initial infection and damage occur

17 Balance Sheet ($ in Millions) Sept. 30, 2010 March 31, 2010 Cash 0.7 1.8 Current Assets 1.2 1.8 Total Assets 1.2 1.9 Current Liabilities 0.1 0.2 Total Stockholders' Equity 1.1 1.7 Total Liabilities and Stockholders' Equity 1.2 1.9

18 OTC BB: OMBP Fiscal year end: March 31 Outstanding shares at Dec 31, 2010: 29.0 million Common Stock & Equivs. O/S at Dec 31, 2010: 39.6 million Closing Stock price at January 6, 2011: $4.00 52 week range: $2.99 - $12.00 About Omni Bio

Management Chief Executive Officer-Charles A. Dinarello, MD - Member of the National Academy of Sciences - World's fourth most-cited scientist for 20 years (1982-2003 Institute for Scientific Information ) - Numerous international awards : - 2008 Sheik Hamdan Prize (United Arab Emirates) - 2009 Crafoord Prize (Royal Swedish Academy of Sciences) - 2009 Albany Medical School Prize (largest prize in medicine in USA) - 2010 Paul Ehrlich Prize and Novartis Prize in Immunology - MD, Yale University Chief Operating Officer-Edward C. Larkin - 30 years experience in securities, corporate finance and regulatory matters including contractual and negotiating experience - Past director of NASDAQ-listed companies - MBA, University of Denver; BS Finance, University of Colorado Chief Financial Officer-Robert C. Ogden, CPA - 20 years senior financial management experience - CPA with major public accounting firm - Prior CFO of NASDAQ listed company and other microcap companies - BS Commerce, University of Virginia 19

Principal Investigator at the University of Colorado-Denver, Anschutz Medical Campus Dr. Leland Shapiro, MD, FACP -Associate Professor of Medicine -Certified by American Board of Internal Medicine -Broadly Published Researcher on alternative uses of Alpha-1 antitrypsin 20

Investment Opportunity Investment Opportunity World-class scientific leadership and strong management team Proven pharmaceutical applied to new and larger markets Phase 1/2 human clinical trial for Type 1 diabetes now in progress .. Three patents issued and 19 patents pending Sponsored research and license agreements in place Outsourced business model requiring low overhead ..

Thank you for your interest Thank you for your interest 22